UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 29, 2024
Date of Report (date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02     Results of Operations and Financial Condition

On July 31, 2024, DENTSPLY SIRONA Inc. (the “Company”) issued a press release regarding the Company’s financial results for its second fiscal quarter ended June 30, 2024. A copy of the Company’s press release is furnished as Exhibit 99.1.

Item 2.05     Costs Associated with Exit or Disposal Activities

On July 29, 2024, the Board of Directors of the Company approved a plan to restructure the Company’s business to improve operational performance and drive shareholder value creation. The restructuring plan anticipates a net reduction in the Company’s global workforce of approximately 2% to 4%. The proposed changes are subject to co-determination processes with employee representative groups in countries where required. The Company expects to incur between $40 million and $50 million in non-recurring restructuring charges under the plan, primarily related to employee transition, severance payments and employee benefits, which are expected to be expensed and paid in cash in 2024 and 2025.

Actions taken under the restructuring plan will seek to further streamline the Company’s operations and global footprint, as well as improve alignment of the Company’s cost structure with its strategic growth objectives. The Company anticipates that the restructuring plan will be substantially completed by the end of 2025 and result in $80 to $100 million in annual cost savings.

The estimates of the charges and expenditures that the Company expects to incur in connection with the restructuring plan, and the timing thereof, are subject to several assumptions, including local law requirements in various jurisdictions, co-determination aspects in countries where required, and actual amounts may differ materially from estimates. In addition, the Company may incur additional charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the restructuring plan.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2024, as part of the restructuring plan described in Item 2.05 herein, the Company eliminated the position of Executive Vice President, Chief Business Officer which is currently held by Mr. Andreas G. Frank, effective October 1, 2024, or such other date as mutually agreed to between the parties (the “Termination Date”). On the Termination Date, Mr. Frank will be eligible to receive severance in the amounts to which he is entitled under the Company’s Key Employee Severance Benefit Plan, as amended.

Additionally, on July 25, 2024, Richard M. Wagner informed the Company of his decision to resign as Vice President, Chief Accounting Officer of the Company effective August 16, 2024, to pursue another opportunity. Mr. Wagner’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s financial statements, internal controls, operations, policies, or practices, including accounting principles and practices. Mr. Wagner will remain with the Company through August 16, 2024 to help facilitate the transition of his responsibilities.

In connection with Mr. Wagner’s resignation, Glenn G. Coleman, Executive Vice President, Chief Financial Officer, will assume the responsibilities of principal accounting officer on an interim basis, effective August 16, 2024. Mr. Coleman’s biographical information is set forth in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 10, 2024, and such information is incorporated herein by reference. No new compensatory arrangements will be entered into with Mr. Coleman in connection with his assuming the responsibilities as the Company’s interim principal accounting officer.

Item 7.01     Regulation FD Disclosure

On July 31, 2024, the Company issued a press release announcing the restructuring plan described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	DENTSPLY SIRONA Inc. Press release issued July 31, 2024, as referenced in Items 2.02 and 7.01

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Forward Looking Statements

This Current Report on Form 8-K contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements, including, statements and projections concerning, among other things, the expected timing, benefits and costs associated with the Company’s restructuring plan described in this Current Report on Form 8-K. The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved. Investors are cautioned not to place undue reliance on such forward-looking statements which speak only as of the date they are made. The forward-looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, macroeconomic conditions, such as recession risks, continued elevated levels of inflation and higher interest rates that affect our customers, employees, vendors and the economies and communities where they operate. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the Securities and Exchange Commission (“SEC”), when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DENTSPLY SIRONA Inc.

By:	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig
Executive Vice President, Corporate Development,
General Counsel and Secretary

Date: July 31, 2024